QuickLinks -- Click here to rapidly navigate through this document

Exhibit 23.1

INDEPENDENT REGISTERED AUDITORS' CONSENT

        We consent to the use in this Registration Statement of Medicor Ltd. on Form S-1, (Amendment No. 3 to Form SB-2) dated December 26, 2006, of our reports dated August 19, 2005 and August 25, 2006, appearing in the Prospectus, which is part of this Registration Statement, and to the reference to us under the heading "Experts" in such Prospectus.

/s/ Greenberg & Company LLC
Greenberg & Company LLC
Springfield, NJ
December 22, 2006

QuickLinks

INDEPENDENT REGISTERED AUDITORS' CONSENT